UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 29, 2010
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07   Submission of Matters to a Vote of Security Holders

Five proposals were submitted to a vote of security holders at our Annual Stockholder’s Meeting held on April 29, 2010:

Proposal Number 1: Election of Directors
Proposal Number 2: Ratification of the Appointment of Independent Registered Public Accounting Firm
Proposal Number 3: Approval of Amendments to the WSFS Financial Corporation 2005 Incentive Plan
 Proposal Number 4:  Re-Approval of Material Terms of Performance Goals for Qualified Performance-Based Awards under the WSFS Financial Corporation 2005 Incentive Plan
     Proposal Number 5:  Advisory (non-binding) Vote on Executive Compensation

Proposal Number 1: Election of Directors

The Board of Directors nominated the following six persons for election:

• Anat M. Bird, for a two-year term
• John F. Downey, for a one-year term
• Calvert A. Morgan, Jr., for a three-year term
• Thomas P. Preston, for a three-year term
• Marvin N. Schoenhals, for a three-year term
• R. Ted Weschler, for a three-year term

 All nominees proposed were elected.

    The votes cast for each nominee were as follows:

	For	Withheld	Broker Non-vote
Anat M. Bird	5,706,506	62,523	668,908
John F. Downey	5,566,547	202,482	668,908
Calvert A. Morgan, Jr.	5,581,864	187,165	668,908
Thomas P. Preston	4,197,388	1,571,641	668,908
Marvin N. Schoenhals	5,715,182	53,847	668,908
R. Ted Weschler	5,742,114	26,915	668,908

Proposal Number 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

This proposal gave shareholders the opportunity to ratify our appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

 This proposal was approved. The votes cast were as follows:
For	Against	Abstain
6,209,440	222,492	6,005

Proposal Number 3: Approval of Amendments to the WSFS Financial Corporation 2005 Incentive Plan

We asked stockholders to approve an amendment to the 2005 Incentive Plan to increase, by 335,000, the number of shares of our common stock that may be issued to Associates, officers and directors pursuant to awards granted under the plan.

We also asked stockholders to approve an amendment to the plan to permit the grant of stock options and stock appreciation rights with a minimum vesting period of four years and a maximum life of seven years after the date of the grant.

This proposal was approved.  The votes cast were as follows:

For	Against	Abstain	Broker Non-Vote
5,248,260	508,408	12,359	668,910

Proposal Number 4: Re-Approval of Material Terms of Performance Goals for Qualified Performance-Based Awards under the WSFS Financial Corporation 2005 Incentive Plan

We asked stockholders for a re-approval of the material terms of the performance goals for qualified performance-based awards under the 2005 Incentive Plan.

This proposal was approved.  The votes cast were as follows:

For	Against	Abstain	Broker Non-Vote
5,561,277	195,297	12,453	668,910

Proposal Number 5:  Advisory (non-binding) Vote on Executive Compensation

We asked stockholders to vote on an advisory (non-binding) resolution to approve the compensation of our executives.

This proposal was approved.  The votes cast were as follows:

For	Against	Abstain
6,273,917	142,525	21,495

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: May 4, 2010	By:	/s/ Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer